Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT

TO

RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 13, 2013 (this “Amendment”), to the Receivables Purchase Agreement, dated as of January 10, 2013, as amended by the First Amendment to Receivables Purchase Agreement, dated as of August 20, 2013 (as so amended, and as otherwise modified, supplemented, amended or amended and restated from time to time, the “Agreement”), by and among Targa Receivables LLC, as seller (the “Seller”), TARGA RESOURCES PARTNERS LP (“Targa”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity and any successor servicer designated in accordance with the terms of the Agreement, the “Servicer”), the various CONDUIT PURCHASERS party thereto from time to time, the various COMMITTED PURCHASERS party thereto from time to time, the various PURCHASER AGENTS party thereto from time to time, the various LC Participants party thereto from time to time, and PNC BANK, NATIONAL ASSOCIATION, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as LC Bank, is by and among the parties listed above. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, subject to the terms hereof, the parties to the Agreement wish to make certain amendments to the Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Amendments to the Signature Pages to the Agreement.

(a)	The third signature page to the Agreement is hereby amended by deleting “Market Street Group Commitment: $200,000,000” in its entirety.

(b)	The fourth signature page to the Agreement is hereby amended by deleting “Commitment: $200,000,000” and replacing it with “Commitment: $300,000,000”.

Section 2. Amendments to Certain Defined Terms Appearing in Exhibit I to the Agreement.

(a)	The defined term “Eligible Supporting Letter of Credit” appearing in Exhibit I to the Agreement is hereby deleted and replaced with the following:

“Eligible Supporting Letter of Credit” means, with respect to any Pool Receivables of an Obligor, an unconditional (except for any draft or documentation required to be presented as a condition to drawings thereunder), irrevocable standby or commercial letter of credit, at all times in form and substance reasonably acceptable to the Administrator, issued or confirmed by an Eligible Supporting Letter of Credit Provider, which letter of credit (i) supports the payment of such Pool Receivables, (ii) names the Originator of such Pool Receivables as the sole beneficiary thereof, (iii) is payable in U.S. dollars and (iv) unless otherwise agreed in writing by the Administrator, by its terms requires proceeds of all drawings thereunder to be sent by the issuer thereof (or, if applicable, the confirming bank) directly to a Lock-Box Account designated therein.

(b)	The defined term “Facility Termination Date” appearing in Exhibit I to the Agreement is hereby amended by deleting the date “January 9, 2014” therein and replacing it with “December 12, 2014”.

(c)	The defined term “Purchase Limit” appearing in Exhibit I to the Agreement is hereby deleted and replaced with the following:

“Purchase Limit” means $300,000,000, as such amount may be reduced pursuant to Section 1.1(c) or in connection with any Exiting Purchaser pursuant to Section 1.22, or increased pursuant to Section 1.2(e) or (f). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the sum of the then outstanding Aggregate Capital plus the LC Participation Amount.

Section 3. Representations and Warranties of the Seller and Targa. (i) The Seller makes the representations and warranties contained in Sections 1 and 3 of Exhibit III to the Agreement, and (ii) Targa makes the representations and warranties in Section 2 of Exhibit III to the Agreement, in each case, as of the Effective Date (as defined below) (unless any such representation or warranty expressly indicates it is being made as of another specific date), both before and immediately after giving effect to this Amendment.

Section 4. Agreement in Full Force and Effect, as Amended. All of the terms and conditions of the Agreement shall remain in full force and effect, as amended by this Amendment. All references to the Agreement in the Agreement or any other document or instrument shall be deemed to mean the Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment with respect thereto. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

Section 5. Effectiveness. This Amendment shall become effective in accordance with its terms as of the date hereof (the “Effective Date”) upon receipt by the Administrator of:

(i)	counterparts of this Amendment executed by the Seller, the Servicer, the Administrator, each Purchaser Agent, each LC Bank and each Purchaser; and

(ii)	a duly executed copy of the Amended and Restated Fee Letter, dated as of the date hereof, together with payment of the fees required by the terms thereof to be paid on the date hereof.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts (including by way of facsimile or electronic transmission), each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Section 7. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TARGA RECEIVABLES LLC, as Seller

By:	/s/ Matthew Meloy
	Name:	Matthew Meloy
	Title:	SVP CFO and Treasurer

TARGA RESOURCES PARTNERS LP, as Servicer

By:	Targa Resources GP LLC, its general partner

By:	/s/ Matthew Meloy
	Name:	Matthew Meloy
	Title:	SVP CFO and Treasurer

[Signature Page to Second Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group

By:	/s/ Jason Rising
	Name:	Jason Rising
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ Jason Rising
	Name:	Jason Rising
	Title:	Senior Vice President

[Signature Page to Second Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Jason Rising
	Name:	Jason Rising
	Title:	Senior Vice President

[Signature Page to Second Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank

By:	/s/ Jason Rising
	Name:	Jason Rising
	Title:	Senior Vice President

[Signature Page to Second Amendment to

Targa Receivables LLC Receivables Purchase Agreement]